[AIM LOGO APPEARS HERE]

LETTER TO OUR SHAREHOLDERS

                    Dear Shareholder:

                    With only several months remaining in 1999, the question on
  [PHOTO OF         many of your minds may be, "How will the year 2000 computer
 Charles T.         issue affect AIM and my investments?" We would like you to
   BAUER,           feel comfortable. We are pleased to be able to report to
Chairman of         you that as of June 1999 we achieved a major milestone
the Board of        toward year 2000 compliance status: we have successfully
  THE FUND          completed the testing of all of our mission-critical
APPEARS HERE]       systems.
                        Earlier this year, AIM participated in an industrywide
                    test that gave us a chance to see how our technology systems might be affected by the changeover to the year 2000 (Y2K).
                    Everything went as well as we had hoped; in general, the industry sailed through the testing process with flying colors. The financial industry has been seen as a leader in planning for year 2000 concerns. Thus, it was no surprise to most participants that the test was an overwhelming success.
    The general purpose of the process was to test electronic interfaces among financial industry members in the United States and to follow transactions through a typical trading cycle--from order entry to the settlement process. Investment banks, broker-dealers, custodian banks and mutual fund companies all worked together to make this possible. Approximately 400 firms were involved in the testing; AIM was one of 70 asset managers.
    During the testing process, thousands of transactions were submitted and approximately 260,000 steps were tested. Of those, only a handful experienced minor glitches--just 0.02% of the total number of transactions. All problems were worked through quickly before the hypothetical trades were settled. Of course, AIM will keep testing and planning throughout 1999 as a precaution.

AIM'S INTERNAL EFFORTS CONTINUE
As you know from our previous communications to you, AIM has been addressing the year 2000 issue for several years. Now that we have finished adjusting our applications and systems, our focus for the rest of 1999 is to continue monitoring the year 2000 readiness status of outside sources we're linked to electronically. On the investment side, our portfolio management staff is continually evaluating the Y2K preparedness of the domestic and foreign companies in which we invest.
    We feel that our preparations for 2000 are very comprehensive, and the industrywide testing showed that our colleagues in the financial industry are also working hard to be ready for the new year. We do not think shareholders need to take any extraordinary measures with their investments to prepare for 2000. However, if you have any lingering concerns, it may reassure you to know that AIM is finalizing contingency plans that will be ready if necessary. Our plans will give AIM employees guidelines to follow for a wide variety of situations.
    We are pleased to send you this report covering your fund's performance over the fiscal year. Please contact Institutional Customer Services at 800-659-1005 during normal business hours if you have any questions.


Sincerely,


/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman


                     -------------------------------------

                                PLEASE NOTE THAT

                                THE INFORMATION

                                 ABOUT THE YEAR

                                  2000 IN THIS

                                LETTER IS DEEMED

                                AIM'S YEAR 2000

                                   READINESS

                                  DISCLOSURE.

                     -------------------------------------

THE MANAGERS' OVERVIEW

FUND REMAINS STABLE IN CHANGING
MARKET ENVIRONMENT

A round-table discussion with the fund management team for AIM Limited Maturity Treasury Fund-Institutional Class about the 12-month period ended July 31, 1999.
-------------------------------------------------------------------------------

HOW DID AIM LIMITED MATURITY TREASURY FUND-INSTITUTIONAL CLASS PERFORM DURING THE FISCAL YEAR?
The recovery of markets since last year's global financial crisis was tempered somewhat by inflation fears in the United States, especially in bond markets.
    The fund stuck to its discipline, and net asset value (NAV) per share remained between $10.01 and $10.27 during the 12-month reporting period, showing low volatility.
    The fund also continued to provide attractive income during the fiscal year. As of July 31, 1999, the 30-day distribution rate at NAV was 4.78%. The 30-day SEC yield at NAV was 5.23%.
    Total return for the fund as of the end of the fiscal year was 4.55%. Comparatively, the Lehman 1- to 2-Year U.S. Government Bond Index had a return of 4.96% for the reporting period.

WHAT WAS THE MARKET ENVIRONMENT LIKE DURING THE FISCAL YEAR?
During the late summer and early fall of 1998, financial crises overseas pummeled markets with record volatility. This caused a "flight to quality" that sharply increased the demand for U.S. Treasury securities, pushing up their prices. As a result, the yield on the two-year Treasury note fell 121 basis points (1.21%) to a low of 4.27% during the third quarter of 1998. Global markets began to rebound late in the year, spurred by U.S. interest-rate cuts made by the Federal Reserve Board (the Fed). At the same time, the U.S. economy drove ahead despite predictions that it would slow.
    As global markets continued to recover into 1999, Treasury yields began to increase, reflecting strong domestic economic growth. Investors and economists worried that the strong U.S. economy would spark inflation and force the Fed to raise interest rates. These fears roiled bond markets during the second quarter of 1999, eroding Treasury

===============================================================================

Yield Curve--U.S. Treasury Securities

As of 7/31/99, with time to maturity

0-3 Months   4.74%
  6 Months   4.84%
  1 Year     5.10%
  2 Years    5.62%
  5 Years    5.79%
 10 Years    5.90%
 30 Years    6.10%
===============================================================================
prices in May and June and sending yields higher. The yield on the benchmark 30-year Treasury bond soared from 5.09% at the beginning of 1999 to 6.16% on June 24, its highest level since 1997.
    Speculation surrounding the Fed's possible action did not end until the central bank raised the federal funds rate from 4.75% to 5% on June 30. The Fed also said it had shifted from a tightening to a neutral bias, which seemed to indicate that it planned no further rate hikes in the near future. That sparked a relief rally in bond markets as investors were reassured that the Fed remained vigilant toward preventing inflation. As of June 30, the two-year Treasury note was yielding 5.52%.
    However, Fed Chairman Alan Greenspan jolted financial markets in July when he said that the Fed would need to be especially alert to inflation risks, citing the tight job market as a reason. Indeed, the employment cost index--a widely watched gauge of wage trends--registered an unexpected 1.1% increase in July, its largest rise since 1991. Some market watchers worried that this increase raised the odds of a future interest-rate hike.

HOW DID THE MARKET ENVIRONMENT AFFECT THE FUND?
The fund has looked particularly strong compared to the broader fixed-income universe so far in 1999. Although bond yields were volatile during the past fiscal year, the fact that the fund invests in securities between one and two years to maturity helped dampen the impact of rising interest rates on its NAV. The shorter a bond's maturity, the less its price reacts to interest-rate changes like the ones we have seen.
    While inflation fears drove yields higher during the first half of 1999, the fund's short maturity helped produce a positive total return. At the same time, government and high-grade bond funds that invest in longer-term securities struggled with higher interest rates, and many posted negative returns over the same period.

DID YOUR STRATEGY CHANGE OVER THE FISCAL YEAR?
The fund maintained its disciplined approach throughout the reporting period. In researching U.S. Treasury securities for the fund, we have found that a favorable risk/return scenario generally occurs in the one- to two-year range of securities. This is the area of the steepest slope in the yield curve (see the chart on the previous page). So the fund buys two-year Treasury notes every month and sells them after a year, a strategy called "rolling down the yield curve" that creates a laddered portfolio. Because two-year Treasury notes are fixed-coupon securities, they tend to appreciate slightly in price as they roll down the yield curve to a lower interest-rate environment. This strategy has historically provided a consistent yield and a greater degree of price stability for the fund.

THE U.S. TREASURY RECENTLY ANNOUNCED CHANGES TO ITS AUCTION SCHEDULE AND A DEBT-REPURCHASE PLAN. HOW WILL THE FUND BE AFFECTED?
In early August, Treasury Secretary Lawrence Summers announced a cut from three to two annual 30-year bond auctions, and he also hinted at changes to the current monthly auction schedules for one-year Treasury bills and two-year Treasury notes. We will not know how changes in the monthly auction might affect the fund until they are actually announced. The short maturity of the two-year note readily appeals to both retail and institutional investors and offers the Treasury flexibility in managing its debt balances. As a result, market participants do not anticipate drastic changes to the auction schedule for two-year notes.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
The Greenspan Fed has been working to keep inflation out of the U.S. economy. In the long run, a move to raise interest rates this fall could be seen as good news for the bond market because inflation is the primary threat to fixed-income investments.
    If interest rates do continue to rise, it is important to note that the fund's NAV will fall. However, the short-term nature of the fund's investments limits the NAV impact of rising yields. The opportunity to buy higher-yielding securities should both help the fund's total return and offset at least some of the NAV drop. We believe the fund's low price and yield volatility over time should continue to provide an excellent risk/return relationship.

LONG-TERM PERFORMANCE

AIM LIMITED MATURITY TREASURY
FUND--INSTITUTIONAL CLASS VS. BENCHMARK
INDEX

The chart below compares your fund to a benchmark index, which measures performance of a hypothetical portfolio. It is important to understand the difference between your fund and an index. A market index such as the Lehman 1- to 2-Year U.S. Government Bond Index is not managed, and it incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. Use of this index is intended to give you a general idea of how your fund performed compared to the bond market.

Growth of a $10,000 Investment
-------------------------------------------------------------------------------
            AIM Limited
         Maturity Treasury             Lehman 1- to 2-Year U.S. Government
       Fund--Institutional Class                   Bond Index
-------------------------------------------------------------------------------
7/89          $10000                                 $10000

7/90           10782                                  10823

7/91           11771                                  11863

7/92           12909                                  13035

7/93           13544                                  13679

7/94           13869                                  14041

7/95           14785                                  15000

7/96           15564                                  15730

7/97           16621                                  16817

7/98           17562                                  17803

7/99           18365                                  18688

Sources: Towers Data Systems HYPO--Registered Trademark--, Bloomberg. Performance figures are historical and reflect reinvested distributions and changes in net asset value, net of fees and expenses. Investment return and principal value will vary, so an investor may have a gain or loss when selling shares. Had the advisor not waived fund expenses in the past, performance figures would have been lower.
===============================================================================

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

===============================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 7/31/99

 10 years                  6.27%
  5 years                  5.77
  1 year                   4.55

As of 6/30/99 (the most recent calendar quarter end)

 10 years                  6.37%
  5 years                  5.87
  1 year                   4.70
===============================================================================

SCHEDULE OF INVESTMENTS

July 31, 1999

                                                              PRINCIPAL
                                                               AMOUNT             MARKET
                                             MATURITY           (000)             VALUE
U.S. TREASURY SECURITIES

U.S. TREASURY NOTES-100.19%

5.125%                                        8/31/00         $ 34,330         $ 34,238,339
-------------------------------------------------------------------------------------------
4.50%                                         9/30/00           34,000           33,648,440
-------------------------------------------------------------------------------------------
4.00%                                        10/31/00           34,060           33,472,806
-------------------------------------------------------------------------------------------
4.625%                                       11/30/00           34,100           33,734,789
-------------------------------------------------------------------------------------------
4.625%                                       12/31/00           35,100           34,681,959
-------------------------------------------------------------------------------------------
4.50%                                         1/31/01           34,100           33,607,255
-------------------------------------------------------------------------------------------
5.00%                                         2/28/01           34,500           34,222,965
-------------------------------------------------------------------------------------------
4.875%                                        3/31/01           34,000           33,625,660
-------------------------------------------------------------------------------------------
5.00%                                         4/30/01           34,200           33,877,836
-------------------------------------------------------------------------------------------
5.25%                                         5/31/01           34,240           34,031,136
-------------------------------------------------------------------------------------------
5.75%                                         6/30/01           34,090           34,160,907
-------------------------------------------------------------------------------------------
5.50%                                         7/31/01           34,700           34,623,660
-------------------------------------------------------------------------------------------
         Total U.S. Treasury Securities (Cost $410,249,128)                     407,925,752
-------------------------------------------------------------------------------------------
         TOTAL INVESTMENTS-100.19%                                              407,925,752
-------------------------------------------------------------------------------------------
         LIABILITIES LESS OTHER
           ASSETS-(0.19%)                                                          (777,262)
-------------------------------------------------------------------------------------------
         NET ASSETS-100.00%                                                    $407,148,490
===========================================================================================

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 1999

ASSETS:

Investments, at market value (cost $410,249,128)              $407,925,752
--------------------------------------------------------------------------
Cash                                                             2,864,297
--------------------------------------------------------------------------
Receivables for:
  Investments sold                                              34,703,269
--------------------------------------------------------------------------
  Fund shares sold                                               3,745,894
--------------------------------------------------------------------------
  Interest                                                       4,198,519
--------------------------------------------------------------------------
Investment in deferred compensation plan                            30,068
--------------------------------------------------------------------------
Other assets                                                        54,032
--------------------------------------------------------------------------
    Total assets                                               453,521,831
--------------------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                                         34,638,671
--------------------------------------------------------------------------
  Fund shares reacquired                                        10,858,373
--------------------------------------------------------------------------
  Dividends                                                        495,043
--------------------------------------------------------------------------
  Deferred compensation                                             30,068
--------------------------------------------------------------------------
Accrued advisory fees                                               71,337
--------------------------------------------------------------------------
Accrued distribution fees                                           74,125
--------------------------------------------------------------------------
Accrued transfer agent fees                                         52,749
--------------------------------------------------------------------------
Accrued operating expenses                                         152,975
--------------------------------------------------------------------------
    Total liabilities                                           46,373,341
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                   $407,148,490
==========================================================================

NET ASSETS:

Class A                                                       $390,017,633
--------------------------------------------------------------------------
Institutional Class                                           $ 17,130,857
--------------------------------------------------------------------------

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                                         38,882,645
--------------------------------------------------------------------------
Institutional Class                                              1,707,856
--------------------------------------------------------------------------
Class A:
  Net asset value and redemption price per share              $      10.03
--------------------------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.03
      divided by 99.00%)                                      $      10.13
--------------------------------------------------------------------------
Institutional Class:
  Net asset value, redemption price and offering price per
    share                                                     $      10.03
--------------------------------------------------------------------------

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 1999

INVESTMENT INCOME:

Interest                                                      $21,893,952
-------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                     850,738
-------------------------------------------------------------------------
Administrative services fees                                       70,069
-------------------------------------------------------------------------
Transfer agent fees-Class A                                       474,047
-------------------------------------------------------------------------
Transfer agent fees-Institutional Class                             3,113
-------------------------------------------------------------------------
Distribution fees-Class A (See Note 2)                            591,643
-------------------------------------------------------------------------
Other                                                             229,521
-------------------------------------------------------------------------
    Total expenses                                              2,219,131
-------------------------------------------------------------------------
Less: Expenses paid indirectly                                     (4,605)
-------------------------------------------------------------------------
    Net expenses                                                2,214,526
-------------------------------------------------------------------------
Net investment income                                          19,679,426
-------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities                    1,359,439
-------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of
  investment securities                                        (3,023,894)
-------------------------------------------------------------------------
      Net gain (loss) from investment securities               (1,664,455)
-------------------------------------------------------------------------
Net increase in net assets resulting from operations          $18,014,971
=========================================================================

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended July 31, 1999 and 1998

                                                                  1999            1998
                                                              ------------    ------------
OPERATIONS:

  Net investment income                                       $ 19,679,426    $ 22,758,619
------------------------------------------------------------------------------------------
  Net realized gain from investment securities                   1,359,439       1,855,056
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       (3,023,894)     (1,793,413)
------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        18,014,971      22,820,262
------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:

  Class A                                                      (18,245,067)    (20,003,878)
------------------------------------------------------------------------------------------
  Institutional Class                                           (1,523,201)     (2,754,741)
------------------------------------------------------------------------------------------

SHARE TRANSACTIONS-NET:

  Class A                                                       46,655,684     (44,498,315)
------------------------------------------------------------------------------------------
  Institutional Class                                          (33,718,444)      1,723,996
------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                       11,183,943     (42,712,676)
------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          395,964,547     438,677,223
------------------------------------------------------------------------------------------
  End of period                                               $407,148,490    $395,964,547
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $413,559,490    $400,652,004
------------------------------------------------------------------------------------------
  Undistributed net investment income                               29,754          88,842
------------------------------------------------------------------------------------------
  Undistributed realized gain (loss) on sales of investment
    securities                                                  (4,117,378)     (5,476,817)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  (2,323,376)        700,518
------------------------------------------------------------------------------------------
                                                              $407,148,490    $395,964,547
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 1999l

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Limited Maturity Treasury Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of two separate series portfolios. The investment objective of the Fund is to seek liquidity with minimum fluctuation in principal value and, consistent with this investment objective, the highest total return achievable. The Fund currently offers two different classes of shares: the Class A shares and the Institutional Class. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of these financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations--Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by the pricing service are valued at the mean between the last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.
B. Securities Transactions and Investment Income--Securities transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of discounts on investments, is earned from settlement date and is recorded on the accrual basis. It is the policy of the Fund not to amortize bond premiums for financial reporting purposes. Realized gains and losses from securities transactions are recorded on the identified cost basis. On July 31, 1999, undistributed net investment income was increased by $29,754 and paid-in-capital decreased by $29,754 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Dividends and Distributions to Shareholders--It is the policy of the Fund to declare daily dividends from net investment income. Such distributions are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually.
D. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward (which may be carried forward to offset future taxable capital gains, if any) of $2,924,409, which expires, if not previously utilized, through the year 2005.
E. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated between the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM") with respect to the Fund. Under the terms of the master investment advisory agreement, the Fund pays AIM an advisory fee at the annual rate of 0.20% of the first $500 million of the Fund's average daily net assets plus 0.175% of the Fund's average daily net assets in excess of $500 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended July 31, 1999, the Fund paid AIM $70,069 for such services.
  The Fund, pursuant to a transfer agent and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended July 31, 1999, the Fund paid AFS $206,185 for such services.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Class. The Trust has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to the Class A shares. The Fund pays AIM Distributors compensation at an annual rate of 0.15% of the average daily net assets attributable to the Class A shares. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Fund. During the year ended July 31, 1999, the Fund paid AIM Distributors $591,643 as compensation under the Plan.
  AIM Distributors received commissions of $75,023 during the year ended July 31, 1999 from sales of Class A shares. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, proceeds from sales of Class A shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors, FMC and AFS.
  During the year ended July 31, 1999, the Fund paid legal fees of $4,376 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

The Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $4,605 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $4,605 during the year ended July 31, 1999.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1 billion or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended July 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period. Prior to May 28, 1999, the commitment fee rate was 0.05%.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 1999 was $804,343,804 and $787,113,635, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of July 31, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $     30,522
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (3,546,327)
--------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investment
  securities                                                  $ (3,515,805)
==========================================================================

Cost of investments for tax purposes is $411,441,557.

NOTE 6-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended July 31, 1999 and 1998 were as follows:

                                           1999                          1998
                                ---------------------------   ---------------------------
                                  SHARES         AMOUNT         SHARES         AMOUNT
                                -----------   -------------   -----------   -------------
Sold:
  Class A                        66,719,952   $ 675,218,081    22,832,451   $ 229,871,705
-----------------------------------------------------------------------------------------
  Institutional Class               489,034       4,947,727     1,450,340      14,604,304
-----------------------------------------------------------------------------------------
Issued as a reinvestment of dividends:
  Class A                         1,524,802      15,430,990     1,671,295      16,825,885
-----------------------------------------------------------------------------------------
  Institutional Class                 1,998          20,239         4,391          44,205
-----------------------------------------------------------------------------------------
Reacquired:
  Class A                       (63,662,111)   (643,993,387)  (28,922,414)   (291,195,905)
-----------------------------------------------------------------------------------------
  Institutional Class            (3,809,602)    (38,686,410)   (1,281,958)    (12,924,513)
-----------------------------------------------------------------------------------------
                                  1,264,073   $  12,937,240    (4,245,895)  $ (42,774,319)
=========================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of the Institutional Class outstanding during each of the years in the five-year period ended July 31, 1999.

                                                           1999        1998        1997         1996         1995
                                                          -------     -------     -------     --------     --------
Net asset value, beginning of period                      $ 10.07     $ 10.07     $  9.97     $  10.03     $   9.96
------------------------------------------------------    -------     -------     -------     --------     --------
Income from investment operations:
  Net investment income                                      0.49        0.56        0.56         0.58         0.57
------------------------------------------------------    -------     -------     -------     --------     --------
  Net gains (losses) on securities (both realized and
    unrealized)                                             (0.04)         --        0.10        (0.06)        0.07
------------------------------------------------------    -------     -------     -------     --------     --------
    Total from investment operations                         0.45        0.56        0.66         0.52         0.64
------------------------------------------------------    -------     -------     -------     --------     --------
Less distributions:
  Dividends from net investment income                      (0.49)      (0.56)      (0.56)       (0.58)       (0.57)
------------------------------------------------------    -------     -------     -------     --------     --------
Net asset value, end of period                            $ 10.03     $ 10.07     $ 10.07     $   9.97     $  10.03
======================================================    =======     =======     =======     ========     ========
Total return                                                 4.55%       5.66%       6.79%        5.27%        6.61%
======================================================    =======     =======     =======     ========     ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $17,131     $50,609     $48,866     $143,468     $129,530
======================================================    =======     =======     =======     ========     ========
Ratio of expenses to average net assets                      0.31%(a)    0.32%       0.31%        0.27%        0.28%
======================================================    =======     =======     =======     ========     ========
Ratio of net investment income to average net assets         4.84%(a)    5.51%       5.56%        5.72%        5.70%
======================================================    =======     =======     =======     ========     ========
Portfolio turnover rate                                       184%        133%        130%         117%         120%
======================================================    =======     =======     =======     ========     ========

(a) Ratios are based on average net assets of $30,940,119.
--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of AIM Investment Securities Funds:

We have audited the accompanying statement of assets and liabilities of AIM Limited Maturity Treasury Fund (a series of AIM Investment Securities Funds) including the schedule of investments, as of July 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Limited Maturity Treasury Fund as of July 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


KPMG LLP

September 3, 1999
Houston, Texas

                                 ANNUAL REPORT

                                 July 31, 1999

                                 AIM Investment
                                Securities Funds

                              AIM Limited Maturity
                                 Treasury Fund
                           --------------------------

                              INSTITUTIONAL CLASS

                                    TRUSTEES

Charles T. Bauer                                                 Carl Frishling
Bruce L. Crockett                                              Robert H. Graham
Owen Daly II                                                 Prema Mathai-Davis
Edward K. Dunn Jr.                                             Lewis F. Pennock
Jack M. Fields                                                   Louis S. Sklar


                                    OFFICERS


Charles T. Bauer                                                       Chairman
Robert H. Graham                                                      President
Gary T. Crum                                              Senior Vice President
Carol F. Relihan                              Senior Vice President & Secretary
Melville B. Cox                                                  Vice President
Karen Dunn Kelley                                                Vice President
Dana R. Sutton                                       Vice President & Treasurer
Renee A. Friedli                                            Assistant Secretary
P. Michelle Grace                                           Assistant Secretary
Jeffrey H. Kupor                                            Assistant Secretary
Nancy L. Martin                                             Assistant Secretary
Ofelia M. Mayo                                              Assistant Secretary
Lisa A. Moss                                                Assistant Secretary
Kathleen J. Pflueger                                        Assistant Secretary
Samuel D. Sirko                                             Assistant Secretary
Stephen I. Winer                                            Assistant Secretary
Mary J. Benson                   Assistant Vice President & Assistant Treasurer
Sheri Morris                     Assistant Vice President & Assistant Treasurer


                               INVESTMENT ADVISOR
                              A I M Advisors, Inc.
                          11 Greenway Plaza, Suite 100
                               Houston, TX 77046
                                  800-347-1919

                                  DISTRIBUTOR
                            Fund Management Company
                          11 Greenway Plaza, Suite 100
                               Houston, TX 77046
                                  800-659-1005

                                   CUSTODIAN
                              The Bank of New York
                        90 Washington Street, 11th Floor
                               New York, NY 10286

                             LEGAL COUNSEL TO FUND
                     Ballard Spahr Andrews & Ingersoll, LLP
                         1735 Market Street, 51st Floor
                          Philadelphia, PA 19103-7599

                           LEGAL COUNSEL TO TRUSTEES
                     Kramer, Levin, Naftalis & Frankel LLP
                                919 Third Avenue
                               New York, NY 10022

                                 TRANSFER AGENT
                           A I M Fund Services, Inc.
                                 P.O. Box 4739
                            Houston, TX 77210-47392

                                    AUDITORS
                             KPMG Peat Marwick LLP
                                 700 Louisiana
                              NationsBank Building
                               Houston, TX 77002

         This report may be distributed only to current shareholders or to persons who have received a current prospectus.


                            [AIM LOGO APPEARS HERE]

                            Fund Management Company